                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of County Bank Corp on form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joseph H. Black, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (4) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


     /s/ Joseph H. Black
     -------------------
     Joseph H. Black
     Chief Financial Officer
     May 12, 2003

     I, Susanne Dickey, Assistant Financial Officer of the Company, concur with the above statement.


     /s/ Susanne Dickey
     ------------------
     Susanne Dickey
     Assistant Financial Officer
     May 12, 2003